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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 23, 1999
                Date of Report (Date of earliest event reported)

                                  FURON COMPANY
             (Exact name of registrant as specified in its charter)

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         California                   0-8088               95-1947155
(State of other jurisdiction        (Commission           (IRS employer
     of incorporation)               file no.)          identification no.)


            29982 Ivy Glenn Drive
          Laguna Niguel, California                      92677
   (Address of principal executive offices)           (Zip code)


                                 (714) 831-5350
                         Registrant's telephone number,
                               including area code


                                 Not applicable
             (Former name or address, if changed since last report)

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Item 1.  Changes in Control of Registrant.

      FCY Acquisition Corporation ("FCY"), a California corporation and an indirect wholly owned subsidiary of Norton Company ("Norton"), a Massachusetts corporation, which is an indirect wholly owned subsidiary of Compagnie de Saint-Gobain ("Saint-Gobain"), a French corporation, completed a tender offer for all outstanding shares of common stock, without par value (including the associated preferred share purchase rights) (collectively, the "Shares"), of the registrant, at $25.50 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 24, 1999 and in the related Letter of Transmittal (which together constitute the "Offer"), copies of which are attached as Exhibits (a)(1) and (a)(2), respectively, to the Schedule 14D-1 (the "Schedule 14D-1") originally filed with the Securities and Exchange Commission (the "Commission") on September 24, 1999 by FCY , Norton and Saint-Gobain, as amended by Amendment No. 1 filed with the Commission on October 18, 1999, and as further amended by the Final Amendment filed with the Commission on October 25, 1999. The Offer expired at 12:00 midnight, New York City time, on Friday, October 22, 1999. Upon such expiration, FCY acquired beneficial ownership of approximately 96% of the outstanding Shares. FCY funded its acquisition of the Shares it now beneficially owns with funds received from Norton, who in turn obtained such funds from Saint-Gobain and Saint-Gobain affiliates. Saint-Gobain obtained such funds from internally generated funds and existing resources.

Item 8.  Change in Fiscal Year.

     Pursuant to action taken by the board of directors of the registrant on October 27, 1999, registrant has determined to change its fiscal year so as to end on December 31 of each year, commencing with the current fiscal year which shall end on December 31, 1999. The report covering the transition period will be filed with the registrant's Annual Report on Form 10-K for its fiscal year ending December 31, 1999.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  FURON COMPANY



                                  By: /s/ Robert C. Ayotte
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                                      Name:  Robert C. Ayotte
                                      Title: Chairman of the Board, Chief
                                               Executive Officer and President

November 3, 1999


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